Exhibit 10.3

DEBT FOR PREFERRED EQUITY EXCHANGE AGREEMENT

THIS DEBT FOR EQUITY EXCHANGE AGREEMENT (the "Agreement") is made and entered into as of 21 March 2025 (the "Effective Date"), by and between Collective Audience, Inc. a Delaware Corporation (the "Company"), and Peter Bordes (the "Creditor").

RECITALS

WHEREAS, the Creditor has previously extended loans to the Company in the aggregate principal amount of $300,000.00 with 7.50% interest rate (the "Debt") pursuant to that certain loan agreement dated March 31, 2024 (the "Loan Agreement"); and

WHEREAS, the Company and the Creditor desire to exchange the Debt for Series A Preferred Shares of the Company (the "Series A P/S") having the terms, rights and privileges as detailed in the Certificate Of Designation of the Series A P/S, and on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties contained in this Agreement, the parties hereby agree as follows:

1. EXCHANGE OF DEBT FOR EQUITY

1.1 Exchange. Subject to the terms and conditions of this Agreement, the Creditor hereby agrees to exchange the Debt for Seven Thousand Nine Hundred and Seventy-Eight (7'978) Series A P/S of the Company, and the Company hereby agrees to issue the Series A P/S to the Creditor in full satisfaction of the exchanged Debt (the "Exchange").

1.2 Cancellation of Debt. Upon the issuance of the Series A P/S, the Debt shall be deemed fully paid and satisfied, and forever released by the Creditor.

2. CLOSING

2.1  Closing Date. The closing of the Exchange (the "Closing") shall take place on 19 March 2025 or such other date as mutually agreed by the parties (the "Closing Date").

2.2 Creditor's Deliveries. At the Closing, the Creditor shall deliver to the Company:

(a) Confirmation that the original Loan Agreement/s of the Exchanged Debt and any related promissory notes are cancelled; and

(b) Any other documents reasonably requested by the Company to evidence the cancellation of the Exchanged Debt.

2.3 Company's Deliveries. At the Closing, the Company shall deliver to the Creditor:

(a) A certificate representing the Series A P/S or evidence of book entry of the Series A P/S in the Company's share registry or from its transfer agent; and

(b) A copy of resolutions of the Company's Board of Directors authorizing the Exchange.

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3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Creditor as follows:

3.1  Organization and Good Standing. The Company is duly organized, validly existing, and in good standing under the laws of Delaware.

3.2  Authority. The Company has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

3.3  Valid Issuance. When issued pursuant to this Agreement, the Series A P/S will be duly authorized, validly issued, fully paid, and non-assessable.

3.4  No Conflicts. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby do not conflict with any agreement, law, or regulation to which the Company is a party or by which it is bound.

4. REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

The Creditor hereby represents and warrants to the Company as follows:

4.1  Authority. The Creditor has full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby.

4.2  Ownership of Debt. The Creditor is the sole legal and beneficial owner of the Debt, free and clear of any liens, claims, or encumbrances.

4.3  Investment Purpose. The Creditor is acquiring the Series A P/S for investment purposes and not with a view to distribution or resale in violation of applicable securities laws.

4.4  Accredited Investor. The Creditor is an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended.

4.5  Investment Experience. The Creditor has such knowledge and experience in financial and business matters that the Creditor is capable of evaluating the merits and risks of the Exchange.

5. MISCELLANEOUS

5.1  Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings.

5.2  Amendments. This Agreement may only be amended or modified by a written instrument executed by both parties.

5.3  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of law.

5.4  Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

5.5  Further Assurances. Each party agrees to execute such additional documents and take such actions as may be reasonably necessary to carry out the purposes of this Agreement.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

COMPANY: Collective Audience, Inc.

By: /s/ Denis Duncan

Name: Denis Duncan

Title: Board of Directors

CREDITOR:

By: /s/ Peter Bordes

Name: Peter Bordes

Title: Investor

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